GRANDPARET ™ The Ultimate Resource for Grandparents GRANDPARENTS.COM INVESTOR PRESENTATION NATIONAL INVESTMENT BANKING ASSOCIATION NIBA NY CONFERENCE, JUNE 7 - 8, 2012

FORWARD - LOOKING STATEMENTS This presentation has been prepared by Grandparents . com , Inc . (the “Company”) as of June 5 , 2012 . It should not be considered as an offer or invitation to subscribe for or purchase any securities in the Company or as an inducement to make an offer or invitation with respect to those securities . No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation or any information, opinions or conclusions expressed in the course of this presentation . This presentation is not a prospectus or other offering document under U . S . Law or under any other law . It has been prepared for information purposes only . This presentation contains general summary information and does not take into account the investment objectives, financial situation and particular needs of any individual investor . It is not investment advice and prospective investors should obtain their own independent advice from qualified financial advisors having regard to their objectives, financial situation and needs . Certain statements contained herein, including, without limitation, statements containing the words “believes,” “intends” and other words of similar import, constitute “forward - looking statements . ” Such statements involve risks and uncertainties that could cause actual results to differ materially from projected results . Accordingly, investors should not place undue reliance on forward - looking statements as a prediction of actual results . The forward - looking statements may include projections and estimates, the timing and success of specific projects and our future operating results and financial condition . When we use the words "will," "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," or their negatives, or other similar expressions, the statements which include those words are usually forward - looking statements . When we describe strategy that involves risks or uncertainties, we are making forward - looking statements . The forward - looking statements in this presentation, if any, speak only as of the date of this presentation ; we disclaim any obligation to update these statements . We have based these forward - looking statements on our current expectations and assumptions about future events . While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control . Neither the delivery of this presentation nor any further discussions by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date . This document contains confidential and proprietary information . Unauthorized possession, use or disclosure of the enclosed information is strictly prohibited and will be prosecuted under all applicable state and federal laws .

Target Audience

Massive & Culturally Diverse.

Growing Web & Social Media Presence.

Motivated By Passions, Not Just Age.

Focused on » Family » Wellbeing » Retirement » Travel » Leisure

Tap Into America’s Greatest National Resource x Grandparents are among the largest US consumer groups x Grandparents control a substantial part of the nation’s wealth x By 2020, one - third of all adult Americans are projected to be grandparents Source: The Met Life Report on American Grandparents, “Insights for a New Generation of Grandparents,” July 2011 65 MILLION GRANDPARENTS Growing to 80 Million by 2020

Why Grandparents? x Households headed by person age 50+ spent $2 trillion in 2010 The Met Life Report on American Grandparents, “Insights for a New Generation of Grandparents,” July 2011 x They are adopting web technologies and using social networks at an accelerated pace x They are aligned in interest and passions with 55 million boomers and seniors x They are an underserved market with massive potential x There is only one significant rival (AARP®) , but with weaknesses - political, not hip, ‘old'

About Grandparents.com x Launch Date for New Website and “Grand Social” PhotoVideogram ™ App GRANDPARENTS DAY - SEPTEMBER 9 , 2012 x The Ultimate Resource for Grandparents ™ x The “ new voice” for grandparents and age 50 + boomers and seniors x Potential audience of 120 million Americans x Management experience with Internet and public companies x New editorial and marketing teams from Fortune 500 companies x New opportunity for marketers seeking to tap age 50 + markets

MEMBERSHIP GROWTH » 100,000 new Members in April » 143,000 new Members in May » 610, 000 Members … and Growing » An increase of over 50% in two months TARGET: 1,000,000 MEMBERS BY SEPT. 9, 2012

grandparents.com™
it's great to be grand

CompanyOverview

- 2010 Website acquired from founders by Co-CEO's Steve Leber and Joe Bernstein
- 2012 Reverse merger of Grandparents.com into NorWestech, Inc.

  - ✓ Company renamed Grandparents.com, Inc.
  - ✓ $5 MM Capital Raise (Including PPM Funds of $3 MM)
  - ✓ Trading symbol changed to GPCM.OB
  - ✓ Fiscal year changed to December 31

Trading Symbol	GPCM.OB
Shares Outstanding	85.85 MM
Recent Close (June 4)	$ 0.35
Market Capitalization	$ 30 MM

Executive Team

grandparents.com™
it's great to be grand.

Steven Leber

Chairman & Co-CEO
Entertainment Industry Leader for 40 years
Formerly, Director, William Morris Agency
Established Rolling Stones in the United States

Productions

The Concert for Bangladesh, Beatlemania, Jesus Christ Superstar
Moscow Circus North American Tour, Texxas Jam Music Series
ABC ProSkate, Ninja Turtles 'Coming Out of Their Shells' Tour

Music Management

Founder of Top U.S. Music Management Firm Leber-Krebs, Inc.
Found and Managed Aerosmith and AC/DC
Managed Diana Ross, Donna Summer, Michael Bolton, Joan Jett, Ted Nugent, Dionne Warwick, Bill Cosby, Scorpions, Jackson Five, Simon and Garfunkel

Internet

Chairman, Music Vision, LLC, Created/Managed Websites for 100+ Top Artists
Chairman & CEO, The Pet Channel, Inc., Web-Based Firm Targeting Pet Industry

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B.A. Accounting, Northeastern University

Joseph Bernstein Co - CEO & CFO Formerly CEO, Empire Resorts, Inc. (NASDAQ: NYNY) Over $1Billion in Real Estate Acquisitions & Development Projects: The Crown Building, 730 5 th Avenue at 57th Street Americas Tower, 1177 Avenue of the Americas One Herald Square, Broadway and 34th Street Aquaria Entertainment City, Gulf of Eilat Mt. Arbel Golf Resort, Sea of Galilee 40 Wall Street, 70 - story Tower Randolph Tower, Chicago Lintas House, London Education M.B.A. Finance, UCLA Juris Doctor, UC Davis L.L.M. Taxation, NYU

Jeffrey Mahl , President Jeffrey Mahl joined Grandparents . com in 2010 , after two decades in the Internet business . As Sr . VP at ESPN, Inc . , he was responsible for building $ 200 million in sales revenue to over $ 1 billion in just a few years . He also led advertising sales, media sales, media research, event marketing and promotion for ESPN, ESPN 2 , ESPN Classic, ESPNews , E . R . T . , and ESPN Internet Ventures ( ESPN . com , NASCAR . COM, NFL . COM, NBA . COM) . Mr . Mahl previously held senior management positions at AskJeeves , Gemstar - TV Guide and OCC Sports . He received his B . A . in Economics from Northeastern University in Boston . Ellen Breslau, Sr . VP & Editor - In - Chief Ms . Breslau joined Grandparents . com in 2012 . She was previously Executive Editor and Senior Manager at Woman's Day, one of the nation's largest magazines, published by the Hearst Corporation . In her role at Woman's Day, Ms . Breslau led the editorial direction of the magazine and oversaw the editorial team integration of womansday . com . Prior to Woman's Day, she was Founding Editor and Editor - in - Chief of For Me, a lifestyle magazine geared towards younger women . Additional editorial roles have included : Features Editor at Woman's Day, Senior Editor for Design Times and eight years at Glamour Magazine . Ms . Breslau is charged with redeveloping the Grandparents . com's website, expanding the editorial vision, integrating celebrity and expert voices, and creating the content strategy beyond the site through the web and beyond, as well as building partnerships and alliances with like - minded brands . Ms . Breslau graduated from Northwestern University with a B . S . in Journalism .

Joe Rutledge, Chief Marketing Strategist Joe Rutledge has been recognized as one of America’s most innovative and accomplished Marketing and Media executives by the Wall Street Journal , A dvertising Age , and others . After serving as a Congressional Chief of Staff and legislative strategist early in his career, Rutledge moved to the private sector wherehe achieved success serving as a Chief Marketing Officer, Chief CommunicationsOfficer , and Executive Officer for corporations including NBC, General Mills, and Walker Digital (parent company of Priceline . com ) . In 2001 , Rutledge founded a venture funding and development firm, Blitzen Ventures, LLC . Blitzen not only provides promising new companies with capital and access to short and mid - term financing, but also offers strategic counsel ; access to leaders in the worlds of finance, entertainment, broadcasting, government, e - commerce and other fields ; and a variety of other advantages . Rutledge holds a bachelor's degree from Hampshire College, and a Master's degree from Harvard University, which named him Lucius Littauer Fellow for his interdisciplinary work at the John F . Kennedy School of Government and Harvard Business School .

Business Model – AARP® » Grandparents . com is patterning it business model after the highly successful business model of AARP® Services, Inc . , which serves 40 million age 50 + AARP® members with offerings on insurance, financial, travel, health and other products and services . Unlike AARP®, Grandparents . com does not currently intend to charge annual fees . » AARP® generates over $ 10 billion a year for its exclusive marketing partners, approximately $ 250 per member , and earns royalties of over $ 600 million a year from insurance and financial service companies, $ 15 per member . On about 2 . 8 million AARP® subscribers to United Healthcare, AARP® earns over $ 420 million a year . The company plans to follow a similar model, including for personal lines, primarily auto and home insurance (AARP® generates over 70 % of the auto and home premiums of The Hartford Insurance Company, with approximately 2 . 8 million subscribers) . Source : AARP® Financial Statements, SEC filings United Healthcare and The Hartford, 2009 - 2010 . » Grandparents Health Plans, LLC, a joint venture expected to be concluded this week with Denver Management Advisors, LLC, is licensed to offer health, life and accident insurance in 41 states . This company’s CEO, David Kikumoto , is a former President & Vice Chairman of Anthem Health, Colorado and Nevada, and President & CEO of Blue Cross for Colorado, Nevada and New Mexico . Mr . Kikumoto is currently Chairman of Air Methods Corporation, the nation’s largest air medical company, with over $ 1 billion in annual revenue .

Membership Growth To Be Driven By » Conversion of AARP® members » Relying on no - cost and low - cost alternatives to paid media » Providing customer acquisition bounties to leading, high - volume sites » Auto - enrollment on other high - volume/high - visibility online and off - line marketing partners » Aggressive multi - channel, celebrity branded PR » Integrated traditional and social media marketing supported by marketing partners » Royalty revenue base grown through premium marketing partner and affiliate product and services sales in healthcare and wellness, financial services, insurance, travel, entertainment, consumer and household goods, books and more » Adoption and implementation of new technologies for age 50 + markets

PhotoVideogram ™ App » A “Grandparents.com Social Network™” App that will focus on the active lifestyles of today’s grandparents » Will first be developed for the iPhone ® and iPad ® » W ill include photo sharing features similar to those available via Facebook ® and Instagram ® , and also include video sharing and interactive user communications . » Users will be able to upload photos and videos and invite friends and family to share, with the ability to Comment or Like . » Will feature a novel, social enhancement initiative created by Grandparents.com -- “Grand Inspirations™ ,” where users will be able to view videos of celebrities recalling inspirations from their grandparents. » Users will be able to provide their own inspirations to family members and the public. This feature will also allow users to post and share their photos and videos.

The Grandparents.com Social Network™

Creating The Grandparents.com Social Network Grandparents.com Shared Services ‣ Point of View ‣ Copy Editing ‣ Creative ‣ Technology Platform ‣ Ad - Sales ‣ Benefits Club/Rebate Card ‣ Membership ‣ Database Grandparents Health Plans ‣ User Experience ‣ Content ‣ Branding Grand Dating ‣ User Experience ‣ Content ‣ Branding Grand Card ‣ User Experience ‣ Content ‣ Branding Grand Entertainment ‣ User Experience ‣ Content ‣ Branding Grandparents Investments Plans ‣ User Experience ‣ Content ‣ Branding ™ ™ ™ ™ ™ ™

Building the Network Audience demand for content/service Clear alignment with mission and existing network Business opportunity Gap in the market The network filter is applied to ensure that we build and buy properties that meet all our critical success factors

Operating Structure

Harnessing Cluster Effect • Those using this approach include: Gawker Media, Curbed Network, Nike, AOL, NBC, CNN (SI and Time), Envato TUTS • All have created a network effect, experiencing traffic greater than the sum of their parts. Gawker was built this way. “ One of the major benefits of having a network of sites is the ability to cross promote from one site to another. An established site can have a major influence on helping a smaller site become more successful. ” VANDELAY DESIGN

Harnessing Cluster Effect Audience Migration Tactics ‣ Simple links ‣ Related stories prompts, widgets ‣ Cross promotional ad units ‣ Navbars , sitemaps pointing to other sites ‣ Cookies that pick up on interests ‣ Shared stories linking to original site ‣ Shared events, marketing, etc. Related stories Cross promotional ad units